Exhibit 31.3

CERTIFICATION PURSUANT TO RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Todd Schonherz, certify that:

1.I have reviewed this Annual Report on Form 10-K of American Oncology Network, Inc.; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

April 29, 2024

By: /s/ Todd Schonherz

Todd Schonherz
Chief Executive Officer